Grayscale Future of Finance ETF
Schedule of Investments
March 31, 2023 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS - 99.5%
	Financials - 49.7% (d)
100,982	Bakkt Holdings, Inc. (a)(b)	$173,689
4,695	Block, Inc. (a)	322,312
4,633	Coinbase Global, Inc. - Class A (a)	313,052
49,845	Galaxy Digital Holdings, Ltd. (a)	190,047
50,700	Monex Group, Inc.	181,711
4,759	PayPal Holdings, Inc. (a)	361,398
16,994	Plus500, Ltd.	355,525
37,799	Robinhood Markets, Inc. - Class A (a)	67,028
		2,264,762
	Information Technology - 49.8% (d)
1,059,297	Argo Blockchain plc (a)	183,367
136,763	Bit Digital, Inc. (a)	210,615
197,397	Bitfarms, Ltd. (a)	191,475
56,393	Canaan, Inc. -ADR (a)	152,261
74,866	Cipher Mining, Inc. (a)	174,438
70,894	Cleanspark, Inc. (a)	197,085
56,948	Hive Blockchain Technologies, Ltd. (a)(b)	187,359
92,903	Hut 8 Mining Corporation (a)	168,871
58,286	Iris Energy, Ltd. - ADR(a)	178,355
21,260	Marathon Digital Holdings, Inc. (a)	185,387
16,613	Northern Data AG (a)	228,322
21,444	Riot Blockchain, Inc. (a)(b)	214,226
		2,271,761
	TOTAL COMMON STOCKS (Cost $5,789,171)	4,536,523

	SHORT-TERM INVESTMENTS - 0.2%
7,945	First American Government Obligations Fund, Class X, 4.65% (c)	7,945
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,945)	7,945
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 11.4%
518,620	First American Government Obligations Fund, Class X, 4.65% (c)	518,620
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $518,620)	518,620
	TOTAL INVESTMENTS - 111.1% (Cost $6,315,736)	5,063,088
	Liabilities in Excess of Other Assets - (11.1)%	(506,776)
	NET ASSETS - 100.0%	$4,556,312

ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	All or portion of this security is out on loan as of March 31,2023. Total value of securities out on loan is $514,181 or 11.3% of net assets.
(c)	Rate shown is the annualized seven-day yield as of March 31, 2023.
(d)	To the extent that the Fund invests more heavily in particular sector of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

The Global Industry Classifications Standard (GICS®) was developed by and/or is exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at March 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2023:

	Level 1	Level 2	Level 3	Total
Assets^
Common Stock	$4,536,523	$-	$-	$4,536,523
Short-Term Investments	7,945	-	-	7,945
Investments Purchased with Proceeds from Securities Lending	518,620	-	-	518,620
Total Investments in Securities	$5,063,088	$-	$-	$5,063,088
^ See Schedule of Investments for breakout of investments by sector classification.

For the period ended March 31, 2023, the Fund did not recognize any transfers to or from Level 3.